SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 17, 2005
                                                         ----------------


                              Tasty Baking Company
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                   1-5084                 23-1145880
---------------------------------   --------------      ------------------------
 (State or Other Jurisdiction of     (Commission            (I.R.S. Employer
 Incorporation or Organization)      File Number)          Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania              19129
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(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (215) 221-8500
       --------------------------------------------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule
             or Standard; Transfer of Listing.

On October 17, 2005, officers of the Company, pursuant to authorization by the Company's Board of Directors and, upon receiving commitments from the required number of NASDAQ market makers, informed the New York Stock Exchange ("NYSE") that (1) the Company expects to voluntarily cease trading on NYSE, effective October 20, 2005, and (2) the Company intends to transfer its listing to NASDAQ. The Company's shares of common stock have been approved for listing on the NASDAQ National Market, effective October 21, 2005, and are expected to trade under the new symbol "TSTY." The Company also received a letter from the NYSE, dated October 18, 2005, stating that the common stock will be suspended prior to the opening of trading on October 21, 2005, and that application to the Securities and Exchange Commission to delist the common stock is pending the completion of applicable procedures.


A copy of the Company's press release related to the transfer of its listing from NYSE to NASDAQ is attached to this Report as exhibit 99.1.


Item 7.01.   Regulation FD Disclosure.

The information contained in Items 3.01 and 9.01 herein are incorporated in this
Item 7.01 by reference.


Item 9.01    Financial Statements and Exhibits.

(d)    The following exhibit is filed herewith:

       Exhibit 99.1            Press Release dated October 18, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TASTY BAKING COMPANY
                                             --------------------
                                             (Registrant)


     Date: October 18, 2005                  /s/ David S. Marberger
                                             -----------------------------------
                                             David S. Marberger
                                             Senior Vice President and Chief
                                             Financial Officer




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                                  EXHIBIT INDEX


     Exhibit                         Description
     -------                         -----------

      99.1                           Press Release dated October 18, 2005